UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2022

Innovative Food Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-9376	20-1167761
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

28411 Race Track Road, Bonita Springs, Florida	34135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 596-0204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 4.01.  Change in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm

(i)

On November 9, 2022, we were informed by the principal partner of Liggett & Webb, P.A., our independent registered public accounting firm, that the firm was resigning as they no longer were performing public company audits.

(ii)

The reports of Liggett & Webb, P.A., on the Company's consolidated financial statements as of and for the years ended December 31, 2021 and 2020 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii)	The Audit Committee of our Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)

During the years ended December 31, 2021 and 2020 and through November 9, 2022, there have been no disagreements with Liggett & Webb, P.A., on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Liggett & Webb, P.A., would have caused it to make reference thereto in connection with its report on the financial statements for such years.

(v)	During the years ended December 31, 2021 and 2020 and through November 9, 2022, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested that Liggett & Webb, P.A. furnish it with a letter addressed to the Securities and Exchange Commission indicating whether it agrees with the above statements. A copy of such letter is annexed as an exhibit hereto.

(b) New independent registered public accounting firm

(i)

We engaged Assurance Dimension, Inc. as our new independent registered public accounting firm as of November 10, 2022. During the two most recent fiscal years and through November 10, 2022, we have not consulted with Assurance Dimension, Inc. regarding any of the following:

(1)	The application of accounting principles to a specific transaction, either completed or proposed;

(2)

The type of audit opinion that might be rendered on our consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Assurance Dimension, Inc. concluded was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue;

(3)	Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K; or

(4)	Any matter that was a reportable event, as that item is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

16.1	Letter from Liggett & Webb, P.A. to the Securities and Exchange Commission dated November 14, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Dated: November 14, 2022
By: /s/ SAM KLEPFISH Sam Klepfish, CEO